EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 9.02.04

	Rig Name	Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	JACKUPS (46)
1	GSF Britannia	200	'	Bret Engineering	UK North Sea	Yes	Contracted	early Jul 02	late Dec 04		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jul 04 thru Sep 04 estimated in low $50s; 2-week survey in low $30s early Aug; upgrades scheduled early Jan 05 - mid Feb 05
2	GSF Compact Driller	300	'	MLT 116-C	Thailand		Contracted	late Aug 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jul 04 thru Sep 04 estimated in low $60s
3	GSF Constellation I	400	'	F&G JU 2000	Trinidad		Contracted	mid Jul 04	late Aug 07	high $70s
4	GSF Constellation II	400	'	F&G JU 2000	Argentina	Yes	Contracted	early Sep 04	late Sep 04	low $60s	Followed by 8 1/2-month contract in mid $70s
5	GSF Galaxy I	400	'	F&G L-780 Mod VI	UK North Sea		Contracted	early May 04	mid Nov 04	mid $90s
6	GSF Galaxy II	400	'	KFELS Mod VI	East Canada	Yes	Contracted	early Sep 04	late Oct 04	low $60s	Followed by 3-month contract in low $100s
7	GSF Galaxy III	400	'	KFELS Mod VI	UK North Sea	Yes	Contracted	early May 04	mid Nov 04	low $90s	Followed 3-month contract in low $90s; (rig swap Galaxy I), 600 day contract in mid $90s commencing in mid-2005
8	GSF Galveston Key	300	'	MLT 116-C	Vietnam		Contracted	early May 02	late Oct 05		Dayrate adjusted every three months based on market dayrate; dayrate for Jul 04 thru Sep 04 estimated in high $50s
9	GSF Adriatic I	300	'	MLT 116-C	Nigeria	Yes	Contracted	late Jun 04	mid Oct 04	mid $50s
10	GSF Adriatic II	350	'	MLT 116-C	MOB to Angola	Yes	MOB	early Sep 04	mid Oct 04		Followed by 2 1/2-year contract in mid $50s
11	GSF Adriatic III	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid Aug 04	mid Sep 04	mid $40s
12	GSF Adriatic IV	350	'	MLT 116-C	Egypt	Yes					Rig no longer in fleet; to be deleted from list next month
13	GSF Adriatic V	300	'	MLT 116-C	MOB to Angola	Yes	MOB	early Sep 04	mid Sep 04		Followed by a 2 1/2-year contract in mid $50s
14	GSF Adriatic VI	300	'	MLT 116-C	Equatorial Guinea	Yes	Contracted	late Jun 04	late Oct 04	low $50s	Followed by 1-month contract in mid $50s
15	GSF Adriatic VII	350	'	MLT 116-C	Trinidad		Contracted	mid Jun 04	mid Nov 04	low $60s
16	GSF Adriatic VIII	328	'	MLT 116-C	Nigeria		Contracted	late Mar 04	early Mar 06	mid $50s
17	GSF Adriatic IX	350	'	MLT 116-C	Gabon	Yes	Upgrades	mid Jul 04	mid Oct 04		Followed by 8-month contract in low $50s commencing Jan 2005
18	GSF Adriatic X	350	'	MLT 116-C	Gulf of Mexico	Yes	Available
19	GSF Adriatic XI	300	'	MLT 116-C	Singapore	Yes	Upgrades	early Aug 04	mid Oct 04
20	GSF Baltic	375	'	MLT SUPER300	Nigeria		Contracted	early Jul 04	early Oct 05	mid $60s
21	GSF High Island I	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Aug 04	early Sep 04	low $40s
22	GSF High Island II	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Sep 04 estimated in high $30s
23	GSF High Island III	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jun 04	early Sep 04		Dayrate adjusted monthly based on market dayrate; dayrate for Sep 04 estimated in high $30s
24	GSF High Island IV	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Committed	early Sep 04	late Sep 04	high $30s
25	GSF High Island V	270	'	MLT 82-SD-C	Gabon		Contracted	early Aug 04	late Sep 04	low $40s
26	GSF High Island VII	250	'	MLT 82-SD-C	Cameroon		Contracted	mid Jan 04	mid Sep 04	low $40s	Followed by 1 1/2-month commitment in mid $40s
27	GSF High Island VIII	250	'	MLT 82-SD-C	Gulf of Mexico		Contracted	mid Jul 04	mid Nov 04	low $40s
28	GSF High Island IX	250	'	MLT 82-SD-C	Qatar	Yes	Contracted	mid Jul 04	late Oct 04	mid $20s
29	GSF Labrador	300	'	CFEMT-2005-C	UK North Sea	Yes	Committed	early Jun 04	mid Oct 04	low $60s	Followed by 5 1/2-month commitment in low $50s
30	GSF Main Pass I	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jul 04	early Sep 04		Dayrate adjusted monthly based on market dayrate; dayrate for Sep 04 estimated in high $30s
31	GSF Main Pass IV	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	late Jul 04	early Sep 04	low $40s
32	GSF Key Gibraltar	300	'	MLT 84-C (modified)	Singapore		Upgrades	early Aug 04	late Sep 04		Followed by 12-month contract with dayrate adjusted monthly based on market dayrate; dayrate for Oct thru Dec estimated in low $60s
33	GSF Key Hawaii	300	'	Mitsui 300-C	Qatar	Yes	Contracted	mid Jun 04	mid Sep 04	low $50s	Followed by 2-month upgrade period; followed by 2-week contract in low $20s; followed by 2-year contract in low $50s
34	GSF Key Manhattan	350	'	MLT 116-C	Egypt	Yes	Contracted	early Jul 04	early Jul 06	high $50s
35	GSF Key Singapore	350	'	MLT 116-C	Egypt	Yes	Contracted	late Jun 04	mid Dec 04	low $60s	1-month repair period April 2005
36	GSF Magellan	350	'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Jun 04	mid Sep 04	low $90s	Followed by 5-month commitment in low $90s
37	GSF Monarch	350	'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Aug 04	late Dec 04	high $60s
38	GSF Monitor	350	'	F&G L-780 Mod V	Trinidad		Contracted	mid Oct 03	late Nov 04	mid $60s
39	GSF Parameswara	300	'	Baker Marine BMC 300 IC	Indonesia		Contracted	late Oct 02	mid Dec 05	low $70s	2-week survey early Mar 05
40	GSF Rig 103	250	'	MLT 52-C	Qatar		Contracted	mid Dec 02	late Oct 04	low $40s	Followed by a 2-year contract in high $40s
41	GSF Rig 105	250	'	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s
42	GSF Rig 124	250	'	Modec 200C-45	Gulf of Suez	Yes	Contracted	mid Jul 04	mid Sep 04	mid $30s
43	GSF Rig 127	250	'	F&G L-780 Mod II	Qatar		Contracted	early Jun 04	late May 06	high $40s
44	GSF Rig 134	300	'	F&G L-780 Mod II	Malaysia		Contracted	early Aug 04	early Aug 05	mid $50s	2-week survey period early July 04
45	GSF Rig 136	300	'	F&G L-780 Mod II	Indonesia		Contracted	early Jun 04	late Oct 05	low $60s	Upgrades early Nov 04 thru mid Dec 04
46	GSF Rig 141	250	'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early Feb 04	late Jan 05	mid $30s

	Rig Name	Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300	'	F&G Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	early Oct 03	mid Sep 04	low $80s	Followed by 1-month contract in low $60s
2	GSF Arctic I	3,400	'	F&G L-907	Venezuela		Contracted	early Aug 04	late Apr 05	low $60s
3	GSF Arctic III	1,800	'	F&G L-907	UK North Sea	Yes	Contracted	late May 04	mid Sep 04	mid $40s	Followed by 3-month contract in low $50s; 3-week survey early Feb 05
4	GSF Arctic IV	1,800	'	F&G L-907	UK North Sea	Yes	Contracted	early Jul 04	mid Nov 04	high $50s	Followed by 9-month commitment in mid $60s commencing April 05
5	GSF Celtic Sea	5,750	'	F&G L-907	Gulf of Mexico	Yes	Contracted	early Mar 04	early Sep 04	high $60s	Followed by 3-month commitment in low $80s; followed by 1 1/2-month commitment in low $90s; followed by 6 1/2-month contract in low $80s
6	GSF Development Driller I	7,500	'	F&G ExD	Singapore	Yes	New Build				Estimated shipyard delivery 4Q04; followed by 3-month MOB
7	GSF Development Driller II	7,500	'	F&G ExD	Singapore		New Build				Estimated shipyard delivery 1Q05; followed by 3-month MOB to GOM; followed by early July 2005 3-year contract in low $180s
8	GSF Grand Banks	1,500	'	AKER H-3.2	East Canada		Contracted	early Jul 03	mid Jul 05	$107s
9	GSF Arctic II	1,200	'	F&G L-907	UK North Sea		Cold stacked				Cold stacked
10	GSF Rig 135	2,400	'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	mid Jan 03	late Sep 04	mid $70s
11	GSF Rig 140	2,400	'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	late Jun 04	mid Oct 04	low $40s	Followed by 1-month commitment in mid $50s; followed by 3-month commitment in low $50s; followed by 6-month commitment in high $50s

	Rig Name	Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000	'	GMDC	Gulf of Mexico	Yes	Contracted	early May 04	early Oct 04	low $150s	Followed by 3 1/2-month contract in low $100s; followed by 3-month commitment in mid $150s; followed by 3 1/2-month commitment in low $180s
2	GSF Explorer	7,800	'	GMDC	Gulf of Mexico	Yes	Contracted	late Aug 04	late Dec 04	mid $130s	Followed by 11-month commitment in mid $130s (includes Apr-May MOB at $100)
3	GSF Jack Ryan	8,000	'	GMDC	Brazil		Contracted	mid Jul 04	mid Nov 04	low $140s	Followed by 1 1/2-month contract in mid $140s

	Operated by Joint Venture (2)	Rated Drilling Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557	'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s
2	Istiglal	2,297	'	F&G Pacesetter	Caspian Sea		Contracted	mid Dec 98	early Sep 04	6,000	Coldstacked until the third quarter of 2005

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the second quarter 2004, miscellaneous revenues were approximately $27.4 million, including $7.3 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a "safe harbor" for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the second quarter of fiscal 2004; (b) estimated dayrates (c) current term, start and end dates of contracts; (d) periods in which rigs will be cold stacked; and (e) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) general economic and business conditions; (b) oil and natural gas price fluctuations and related market expectations; (c) industry fleet capacity; (d) changes in foreign and domestic oil and gas exploration, development and production activity; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000—53,999

mid = 4, 5, 6.999 ie: 54,000—56,999

high = 7, 8, 9.999 ie: 57,000—59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.